UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07678

American Municipal Income Portfolio Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Jill M. Stevenson, 800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-677-3863

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ANNUAL REPORT

August 31, 2011

XAA	American Municipal Income Portfolio

American Municipal Income Portfolio

PRIMARY INVESTMENTS

American Municipal Income Portfolio (the “fund”) invests primarily in a wide range of municipal securities that, at the time of purchase, are rated investment-grade or are unrated and deemed to be of comparable quality by Nuveen Asset Management, LLC (“NAM”), one of the funds sub-advisors. The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment-grade (securities commonly referred to as “high yield” securities or “junk bonds”) or are unrated and deemed to be of comparable quality by NAM. The fund’s investments may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest-rate swaps, caps, and floors.

FUND OBJECTIVE

The fund is a diversified, closed-end management investment company. The investment objective of the fund is to provide high current income exempt from regular federal income tax, consistent with preservation of capital. The fund’s income may be subject to state or local tax and the federal alternative minimum tax. Distributions of capital gains will be taxable to shareholders. Investors should consult their tax advisors. As with other investment companies, there can be no assurance the fund will achieve its objective.

1	Explanation of Financial Statements

2	Fund Overview

8	Report of Independent Registered Public Accounting Firm

9	Schedule of Investments

15	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

27	Notice to Shareholders

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

EXPLANATION OF FINANCIAL STATEMENTS

As a shareholder in the fund, you receive shareholder reports semiannually. We strive to present this financial information in an easy-to-understand format; however, for many investors, the information contained in this shareholder report may seem very technical. So, we would like to take this opportunity to explain several sections of the shareholder report.

The Schedule of Investments details all of the securities held in the fund and their related dollar values on the last day of the reporting period. Securities are usually presented by type (bonds, common stock, etc.) and by industry classification (healthcare, education, etc.). This information is useful for analyzing how your fund’s assets are invested and seeing where your portfolio manager believes the best opportunities exist to meet your objectives. Holdings are subject to change without notice and do not constitute a recommendation of any individual security. The Notes to Financial Statements provide additional details on how the securities are valued.

The Statement of Assets and Liabilities lists the assets and liabilities of the fund on the last day of the reporting period and presents the fund’s net asset value (“NAV”) and market price per share. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. The market price is the closing price on the exchange on which the fund’s shares trade. This price, which may be higher or lower than the fund’s NAV, is the price an investor pays or receives when shares of the fund are purchased or sold. The investments, as presented in the Schedule of Investments, comprise substantially all of the fund’s assets. Other assets include cash and receivables for items such as income earned by the fund but not yet received. Liabilities include payables for items such as fund expenses incurred but not yet paid.

The Statement of Operations details the dividends and interest income earned from investments as well as the expenses incurred by the fund during the reporting period. Fund expenses may be reduced through fee waivers or reimbursements. This statement reflects total expenses before any waivers or reimbursements, the amount of waivers and reimbursements (if any), and the net expenses. This statement also shows the net realized and unrealized gains and losses from investments owned during the period. The Notes to Financial Statements provide additional details on investment income and expenses of the fund.

The Statement of Changes in Net Assets describes how the fund’s net assets were affected by its operating results and distributions to shareholders during the reporting period. This statement is important to investors because it shows exactly what caused the fund’s net asset size to change during the period.

The Statement of Cash Flows is required when a fund has a substantial amount of illiquid investments, a substantial amount of the fund’s securities are internally fair valued, or the fund carries some amount of debt. When presented, this statement explains the change in cash during the reporting period. It reconciles net cash provided by and used for operating activities to the net increase or decrease in net assets from operations and classifies cash receipts and payments as resulting from operating, investing, and financing activities.

The Financial Highlights provide a per-share breakdown of the components that affected the fund’s NAV for the current and past reporting periods. It also shows total return, net investment income ratios, expense ratios, and portfolio turnover rates. The net investment income ratios summarize the income earned less expenses, divided by the average net assets. The expense ratios represent the percentage of average net assets that were used to cover operating expenses during the period. The portfolio turnover rate represents the percentage of the fund’s holdings that have changed over the course of the period, and gives an idea of how long the fund holds onto a particular security. A 100% turnover rate implies that an amount equal to the value of the entire portfolio is turned over in a year through the purchase or sale of securities.

The Notes to Financial Statements disclose the organizational background of the fund, its significant accounting policies, federal tax information, fees and compensation paid to affiliates, and significant risks and contingencies.

We hope this guide to your shareholder report will help you get the most out of this important resource.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	1

Fund Overview

Average Annual Total Returns

Based on NAV for the period ended August 31, 2011

*The Lipper General & Insured Municipal Debt Funds Leveraged Median represents the median annual total return, with distributions reinvested, of leveraged perpetual national closed-end municipal funds as characterized by Lipper Inc.

**The Barclays Capital Long Municipal Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. Index performance is for illustrative purposes only and does not reflect any fees or expenses. The index is unmanaged and is not available for direct investment.

The average annual total returns for the fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results.

•  Average annual total returns based on the change in market price for the one-year, five-year, and ten-year periods ended August 31, 2011, were -1.97%, 4.85%, and 6.60%, respectively.

•  Market price returns assume that all distributions have been reinvested at actual prices pursuant to the fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price.

•  Please remember, you could lose money with this investment. Neither safety of principal nor stability of income is guaranteed. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

2	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

Fund Overview

Investment Advisor

U.S. Bancorp Asset Management, Inc.

Sub-Advisors

Nuveen Asset Management, LLC

Nuveen Fund Advisors, Inc.

Fund Management

Douglas J. White, CFA

of Nuveen Asset Management, LLC is primarily responsible for the management of the fund. He has 28 years of financial experience.

Christopher L. Drahn

of Nuveen Asset Management, LLC assists with the management of the fund. He has 31 years of financial experience.

What factors affected the economic and municipal market environments during the 12-month reporting period ended August 31, 2011?

After showing some signs of modest improvement earlier in the period, the U.S. economy appeared to lose steam as the final months progressed. Resurfacing issues concerning the sovereign debt crisis in Europe as well as slowing economic readings on the home front caused investors to begin to worry about the possibility of a so-called “double dip” recession.

The U.S. economy continued to be weighed down by the ongoing lack of job growth, falling home prices and increasing food and energy costs. The most recent reading for U.S. economic growth, as measured by gross domestic product (“GDP”), showed an annualized rate of 1.3% in the second quarter, not much of an improvement over the downward revision to 0.4% in the first quarter. The employment situation plateaued with the national jobless rate languishing at slightly above 9% throughout the summer months. Inflation edged up during this period as the Consumer Price Index (“CPI”) rose to 3.8% on a year-over-year basis as of August 2011, reflecting increases particularly in gasoline, food, shelter and apparel. Core CPI (which excludes food and energy) reached 2.0% for the first time since November 2008, bumping up against the top limit of the Federal Reserve’s (“Fed’s”) unofficial target of 2.0% or lower for this measure. The housing market remained a major drag on the economy with the average home price falling to mid-2003 levels, according to Standard & Poor’s/Case-Shiller Indices.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. The Fed also completed its second round of quantitative easing (“QE2”) in June, which lowered long-term interest rates through the purchase of $600 billion in longer-term U.S. Treasury bonds. At its August 2011 meeting, the central bank made the unusual move of stating that it anticipated keeping the fed funds rate at exceptionally low levels until mid-2013 as a way to continue supporting the recovery. After the fund’s reporting period ended, the Fed voiced more concerns about increasing downside risks to the economy and announced additional stimulus, named Operation Twist, in September. With this program, the central bank will swap out of short and intermediate maturity Treasuries into longer maturities in its account as a way to ensure that long-term rates stay low, thereby stimulating economic activity.

After rallying strongly during the first two months of the reporting period, the municipal market suffered a major reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit and the deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was the continued barrage of negative stories in the media about the strained finances of some state and local governments. The fear of credit problems was a key driver in causing many investors to exit municipal bond funds late in 2010 and earlier this year as yields generally rose across the curve and valuations declined.

In the final four months of the fiscal year, we saw the environment in the municipal market shift yet again. Investors began to return to the market as the segment benefited from falling long-term Treasury rates, a dramatic decrease in supply and fading fears of widespread defaults. Yields reversed course and declined across the board, causing an increase in valuations. The yield curve flattened during the final months as intermediate and long-term interest rates moved down the most.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	3

Fund Overview

As mentioned, the significant decline in new tax-exempt issuance had a major impact on the market during this period. Over the twelve months ended August 31, 2011, municipal bond issuance nationwide — both tax-exempt and taxable — totaled $334.5 billion, nearly a 20% decrease from the previous year. Some of the supply decrease was the result of the credit stresses of states and municipalities around the country. With many issuers continuing to experience budget problems, they have limited capacity to pledge revenues for new borrowing. The other factor was the heavy issuance of taxable municipal debt at the end of 2010 under the Build America Bond (“BAB”) program, which was created as part of the American Recovery and Reinvestment Act in 2009. Before its expiration at the end of 2010, many borrowers pushed additional issuance through the BAB program to take advantage of its favorable terms. This has also contributed to a much lower level of issuance so far in 2011. In fact, year-to-date through August 31, 2011, municipal bond issuance was down 37% across the nation compared to the first eight months of 2010.

When looking at the fiscal year period as a whole, the municipal yield curve steepened with yields on ten-year and longer maturity bonds showing a net rise. Rates generally fell for short- and intermediate-term bonds that had maturities of less than ten years. Total returns were positive for municipal bond maturities across the yield curve; however, intermediate bonds with maturities between five and ten years were the best-performing segment during the time frame. Overall for the reporting period, the direction of credit spreads was generally mixed to modestly wider. This was evidenced by A-rated municipal bonds outperforming the AA-rated and AAA-rated segments, while BBB-rated bonds underperformed AA-rated and AAA-rated bonds for the period.

How did the fund perform during the twelve-month period ended August 31, 2011?

American Municipal Income Portfolio earned a total return of 3.47% based on NAV for the fiscal year ended August 31, 2011. The fund’s market price return was -1.97% during the year. The fund’s competitive group, the Lipper General Municipal Debt Funds Leveraged Average, produced a median return of 2.42% during the year. The Barclays Capital Long Municipal Index, the benchmark comparison for the fund, which reflects no fees or expenses, returned 1.84%.

Portfolio Allocation1

As a percentage of total investments on August 31, 2011

Health Care Revenue	40%
General Obligations	22
Education Revenue	12
Utility Revenue	9
Pre-refunded Issues[2]	4
Housing Revenue	4
Economic Development Revenue	3
Tax Revenue	2
Leasing Revenue	2
Pollution Control	1
Transportation Revenue	1
100%

1 Portfolio allocations are subject to change and are not recommendations to buy or sell any security.

2 Within the Schedule of Investments, pre-refunded issues are classified under their applicable industries.

4	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

Geographical Distribution

As a percentage of long-term investments on August 31, 2011. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

The fund outperformed both its Lipper peer group and its Barclay’s benchmark during the fiscal year. Its performance over the period benefited the most from our security selection in specific sectors, particularly health care, local general obligation (“GO”) and various corporate-backed revenue bonds. As has typically been the case, health care is an area that we favor in the fund because of the long-term value these positions have historically represented. The fund’s corporate-backed holdings also outperformed as corporations continued to strengthen their balance sheets. In terms of credit quality, the medium and lower rated segments of the fund’s quality spectrum performed best during the quarter, including nonrated, BBB-rated and A-rated securities, respectively. The fund was also rewarded for its positions within the intermediate to longer intermediate maturity range (6 to 20 years). The fund experienced strong returns during the period and exhibited few areas of underperformance. However, positions in water/sewer revenue bonds, electric utility revenue bonds, AAA-rated securities and three-year maturities had a relatively minor negative impact on results for the fiscal year.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	5

Fund Overview

Bond Credit Quality Breakdown1

As a percentage of long-term investments on August 31, 2011

AAA	5%
AA	35
A	22
BBB	21
BB	1
NR	16
100%

1Individual security ratings are based on information from Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”), and/or Fitch Ratings Ltd. If there are multiple ratings for a security, the lowest rating is used unless ratings are provided by all three agencies, in which case the middle rating is used. Credit quality breakdown is subject to change.

While the economy showed stronger signs of recovery earlier in the fund’s fiscal year, we ended the period with a more uncertain outlook. It is more important than ever for our research team to focus on monitoring the credit quality of the fund’s holdings. In conjunction with our bottom-up security selection, we will continue to actively manage the fund’s overall risk profile.

As always, we would like to express our appreciation for your ongoing investment in the fund. If you have any questions, please don’t hesitate to contact us at 800.677.3863.

Douglas J. White, CFA

Senior Vice President & Portfolio Manager

Nuveen Asset Management, LLC

Christopher L. Drahn

Senior Vice President & Portfolio Manager

Nuveen Asset Management, LLC

6	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

Preferred Shares

The preferred shares issued by the fund pay dividends at a specified rate and have preference over common shares in the payments of dividends and the liquidation of assets. Rates paid on preferred shares are reset every seven days and are based on short-term tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (preferred shares are rated AAA by Moody’s and S&P). The proceeds from the sale of preferred shares are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred shares, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred shares is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred shares outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred shares results in the leveraging of common shares, which increases the volatility of both the NAV of the fund and the market value of common shares.

Normally, the dividend rates on the preferred shares are set at the market clearing rate determined through a remarketing process that brings together bidders who wish to buy preferred shares and holders of preferred shares who wish to sell. Since February 14, 2008, however, sell orders have exceeded bids and the regularly scheduled remarketings for the fund’s preferred shares have failed. When a remarketing fails, the fund is required to pay the maximum applicable rate on the preferred shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the preferred shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate could be higher than the dividend rate that would have been set had the marketing been successful. In addition, the maximum applicable rate could be higher than the fund’s investment yield. Higher maximum applicable rates increase the fund’s cost of leverage and reduce the fund’s common share earnings.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	7

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

American Municipal Income Portfolio Inc.

We have audited the accompanying statement of assets and liabilities of American Municipal Income Portfolio Inc. (the “fund”), including the schedule of investments, as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Municipal Income Portfolio Inc. at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

October 21, 2011

8	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

Schedule of Investments	August 31, 2011

American Municipal Income Portfolio (XAA)

DESCRIPTION	PAR	FAIR VALUE ¶

(Percentages of each investment category relate to total net assets applicable to outstanding common shares)

Municipal Long-Term Investments — 151.1%
Alabama — 0.9%
Revenue Bond — 0.9%
Camden Industrial Development Board, Weyerhaeuser, Series B (AMT) (Pre-refunded 12/1/13 @ 100), 6.38%, 12/1/24 ¯	$650,000	$733,714

Arizona — 5.8%
Revenue Bond — 2.4%
Maricopa County Industrial Development Authority, Health Facilities, Catholic Healthcare West, Series A, 5.25%, 7/1/32	2,000,000	2,006,820

General Obligation — 3.4%
Pima County Unified School District Number 1, Tucson (FGIC) (NATL), 8.38%, 7/1/13	2,450,000	2,773,326

		4,780,146

California — 9.5%
Revenue Bonds — 3.0%
Los Angeles County Metropolitan Transportation Authority, Series B, 5.00%, 6/1/18	750,000	910,170
Pollution Control Financing Authority, Solid Waste Disposal, Waste Management Incorporated Project, Series A-2 (AMT), 5.40%, 4/1/25	1,000,000	1,016,570
State Communities Development Authority, Henry Mayo Newhall Memorial Hospital, Series A (CMI), 5.00%, 10/1/27	500,000	489,170
Ventura County Area Housing Authority, Mira Vista Senior Apartments, Series A (AMBAC) (AMT), 5.00%, 12/1/22 ¥	100,000	86,920

		2,502,830

General Obligations — 5.5%
Los Rios Community College District, Series D, 5.38%, 8/1/34	2,000,000	2,126,340
Poway Unified School District, Series B, Zero Coupon Bond, 6.46%, 8/1/41 °	2,000,000	298,520
Rialto Unified School District, Election 2010, Series A, Convertible (CAB) (AGM), 0.00% through 8/1/26, thereafter, 7.35%, 8/1/41 X	5,000,000	2,080,250

		4,505,110

Tax Allocation Bonds — 1.0%
Davis Redevelopment Agency, Series A, 7.00%, 12/1/36	260,000	280,693
Lynwood Redevelopment Agency, Series A, 7.00%, 9/1/31	250,000	266,468
Santee Community Development Commission, Series A, 7.00%, 8/1/31	220,000	235,475

		782,636

		7,790,576

Colorado — 11.6%
Revenue Bonds — 11.6%
State Health Facilities Authority, Covenant Retirement Communities, Series B, 6.13%, 12/1/33	1,000,000	977,920
State Health Facilities Authority, Evangelical Lutheran,
5.90%, 10/1/27	650,000	655,037
5.00%, 6/1/29	1,000,000	950,230
State Health Facilities Authority, Poudre Valley, Series B (AGM), 5.25%, 3/1/36	2,000,000	2,053,380
State Health Facilities Authority, Valley View Hospital Association, 5.50%, 5/15/28	750,000	738,667
State Health Facilities Authority, Volunteers of America Care, Series A, 5.00%, 7/1/15	280,000	275,484
State Housing & Finance Authority, Disposal Waste Management Incorporated Project (AMT), 5.70%, 7/1/18	1,000,000	1,103,100
State Housing & Finance Authority, Multifamily Housing Project, Series A-3, Class II (AMT), 5.70%, 10/1/42	2,745,000	2,752,494
Water Reserve & Power Development Authority, Clean Water, Series A, 5.90%, 9/1/16	25,000	25,117

		9,531,429

Florida — 7.5%
Revenue Bonds — 7.5%
Miami-Dade County Educational Facilities Authority, University of Miami, Series A, 5.20%, 4/1/24	1,000,000	1,052,550
Miami-Dade County Water & Sewer Systems, (AGM), 5.00%, 10/1/39	1,000,000	1,023,420
Palm Beach County Health Facilities Authority, Abbey Delray South, 5.45%, 10/1/15	1,100,000	1,155,253
Palm Beach County Health Facilities Authority, ACTS Retirement — Life Communities, Series A, 4.50%, 11/15/36	2,120,000	1,679,167
Palm Beach County Health Facilities Authority, Waterford Project, 5.88%, 11/15/37	1,300,000	1,253,616

		6,164,006

The accompanying notes are an integral part of the financial statements.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	9

Schedule of Investments	August 31, 2011

American Municipal Income Portfolio (XAA)

DESCRIPTION	PAR	FAIR VALUE ¶

Georgia — 0.9%
Revenue Bond — 0.9%
Fulton County Development Authority, Maxon Atlantic Station, Fulton Cooling, Series A (AMT) (Optional Put 3/1/15 @ 100), 5.13%, 3/1/26	$700,000	$696,731

Hawaii — 3.8%
Revenue Bond — 3.8%
State Department of Budget & Finance, Kahala Nui Project, Series A, 8.00%, 11/15/33	3,000,000	3,126,390

Illinois — 7.5%
Revenue Bonds — 5.6%
State Finance Authority, Capital Appreciation, Clare Water Tower, Series B, Zero Coupon Bond, 15.33%, 5/15/50 ¥ °	187,500	617
State Finance Authority, Clare Water Tower, Series A, 6.00%, 5/15/28 ¥	437,500	131,197
State Finance Authority, Franciscan Communities, Series A, 5.50%, 5/15/37	925,000	704,332
State Finance Authority, Landing at Plymouth Place Project, Series A, 6.00%, 5/15/37 ¥	700,000	580,314
State Finance Authority, Roosevelt University, 5.50%, 4/1/37	700,000	669,445
State Finance Authority, Roosevelt University Project, 6.25%, 4/1/29	500,000	522,190
State Finance Authority, Rush University Medical Center, Series B (NATL), 5.25%, 11/1/35	1,000,000	985,120
State Finance Authority, Three Crowns Park Plaza, Series A, 5.88%, 2/15/26 ¥	500,000	474,560
State Health Facility Authority, Lutheran General Hospital, Series C, 7.00%, 4/1/14	475,000	515,033

		4,582,808

General Obligation — 1.9%
McCook, 5.20%, 12/1/30	1,500,000	1,574,640

		6,157,448

Indiana — 3.6%
Revenue Bonds — 3.6%
State Health & Educational Facility Financing Authority, Sisters of St. Francis (AGM),
5.25%, 11/1/25	475,000	508,127
5.25%, 11/1/29	530,000	554,507
State Health Facility Financing Authority, Columbus Regional Hospital (AGM), 7.00%, 8/15/15	1,675,000	1,861,025

		2,923,659

Iowa — 2.2%
Revenue Bonds — 2.2%
Sheldon Health Care Facilities, Northwest Iowa Health Center Project, 6.15%, 3/1/16	755,000	757,054
State Finance Authority, Retirement Community, Friendship Haven Project, Series A, 6.13%, 11/15/32 ¥	800,000	756,160
State Higher Education Loan Authority, Wartburg College (ACA) (Pre-refunded 10/1/12 @ 100), 5.50%, 10/1/33 ¯	250,000	263,907

		1,777,121

Kansas — 3.2%
Revenue Bonds — 3.2%
Olathe Health Facilities, Olathe Medical Center, 5.00%, 9/1/29	1,000,000	1,008,250
State Development Finance Authority, Hospital, Adventist Health, 5.50%, 11/15/29	1,500,000	1,627,560

		2,635,810

Kentucky — 4.7%
Revenue Bonds — 4.7%
Louisville & Jefferson County Metropolitan Government, College, Bellarmine University, Series A, 6.00%, 5/1/38	2,500,000	2,550,600
Pikeville Medical Center, 6.50%, 3/1/41	1,250,000	1,321,638

		3,872,238

Louisiana — 1.0%
Revenue Bond — 1.0%
Rapides Finance Authority, Cleco Power LLC Project (AMBAC) (AMT), 4.70%, 11/1/36	1,000,000	834,230

Maine — 1.2%
Revenue Bond — 1.2%
State Health & Higher Educational Facilities Authority, General Medical Center, 6.75%, 7/1/41	1,000,000	998,600

The accompanying notes are an integral part of the financial statements.

10	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

American Municipal Income Portfolio (XAA)

DESCRIPTION	PAR	FAIR VALUE ¶

Maryland — 2.9%
General Obligation — 2.9%
Maryland State, 2nd Series, 5.00%, 7/15/20	$2,000,000	$2,375,780

Massachusetts — 6.2%
Revenue Bonds — 6.2%
State Development Financing Agency, Adventcare Project, ¥
6.75%, 10/15/37, Series A	650,000	594,769
7.63%, 10/15/37	880,000	886,019
State Development Financing Agency, Education Facility, Academy of the Pacific Rim, Series A (ACA), 5.13%, 6/1/31	1,825,000	1,575,176
State Development Financing Agency, Senior Living Facility, Groves — Lincoln, Series A, 7.88%, 6/1/44 ¥	1,000,000	1,011,510
State Health & Educational Facilities Authority, Suffolk University, Series A, 5.75%, 7/1/39	1,000,000	972,200

		5,039,674

Michigan — 1.5%
Revenue Bond — 1.5%
State Strategic Fund, Michigan House of Representatives, Series A (AGC), 5.25%, 10/15/23	1,165,000	1,247,936

Minnesota — 10.5%
Revenue Bonds — 10.5%
Cuyuna Range Hospital District,
5.00%, 6/1/29	1,000,000	907,850
5.50%, 6/1/35	1,000,000	914,630
Maplewood Multifamily, Carefree Cottages II (AMT) (FNMA) (Mandatory Put 4/15/19 @ 100), 4.80%, 4/15/34	1,000,000	1,018,440
Marshall Medical Center, Avera Marshall Regional Medical Center Project, Series A (Pre-refunded 11/1/13 @100), 6.00%, 11/1/28 ¯	500,000	554,050
St. Louis Park Health Care Facilities, Nicollet Health Services, 5.75%, 7/1/39	2,000,000	2,016,120
St. Paul Housing & Redevelopment Authority, Community Peace Academy Project, Series A, 5.00%, 12/1/36	875,000	686,971
St. Paul Housing & Redevelopment Authority, Health Care Facility, HealthPartners Obligation Group Project, 5.25%, 5/15/36	495,000	468,760
St. Paul Housing & Redevelopment Hospital Authority, Health East Project, 5.00%, 11/15/17	1,400,000	1,375,024
State Agricultural & Economic Development Board, Fairview Health Care System, Series A, 6.38%, 11/15/29	30,000	30,062
Worthington Housing Authority, Meadows Worthington Project, Series A, 5.25%, 11/1/28 ¥	675,000	592,225

		8,564,132

Mississippi — 3.0%
General Obligations — 3.0%
State Development Bank Special Obligation, Jackson,
5.50%, 1/1/23	1,325,000	1,485,020
5.80%, 1/1/24	850,000	956,709

		2,441,729

Missouri — 3.0%
Revenue Bonds — 3.0%
Boone County, Boone Hospital Center, 5.63%, 8/1/38	1,500,000	1,520,055
North Central Regional Water System, 5.00%, 1/1/37 ¥	1,000,000	911,670

		2,431,725

Montana — 0.6%
Revenue Bond — 0.6%
Forsyth Pollution Control, Northwestern Corporation (AMBAC), 4.65%, 8/1/23	500,000	522,875

Nebraska — 4.3%
Revenue Bonds — 4.3%
University of Nebraska, Omaha Health & Recreation Project,
5.00%, 5/15/33	1,250,000	1,311,563
5.00%, 5/15/38	2,100,000	2,185,953

		3,497,516

New Hampshire — 0.7%
Revenue Bond — 0.7%
State Health and Education Facilities Authority, Speare Memorial Hospital, 5.88%, 7/1/34	600,000	588,492

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	11

Schedule of Investments	August 31, 2011

American Municipal Income Portfolio (XAA)

DESCRIPTION	PAR	FAIR VALUE ¶

New Mexico — 0.3%
Revenue Bond — 0.3%
State Mortgage Finance Authority, Series A (FHA) (FMHA) (VA), 6.88%, 1/1/25	$245,000	$256,383

North Carolina — 3.2%
Revenue Bond — 1.9%
State Capital Facilities Finance Agency, Meredith College, 6.13%, 6/1/35	1,500,000	1,543,605

General Obligation — 1.3%
Mecklenburg County Public Improvement, Series B, 4.00%, 2/1/23	1,000,000	1,072,080

		2,615,685

Ohio — 1.7%
Revenue Bonds — 1.7%
Miami County Hospital Facilities, Upper Valley Medical Center, 5.25%, 5/15/26	1,000,000	1,011,540
Richland County Hospital Facilities, Medcentral Health System, Series B, 6.38%, 11/15/30	335,000	338,702

		1,350,242

Oregon — 1.3%
Revenue Bond — 1.3%
City of Portland, Sewer System, Second Lien, Series B (NATL), 5.00%, 6/15/24	1,000,000	1,087,300

Pennsylvania — 4.8%
Revenue Bonds — 4.8%
Chartiers Valley Industrial and Commercial Development Authority, Friendship Village South, Series A, 5.75%, 8/15/20	1,000,000	1,000,520
Delaware County College Authority, Neumann College, 6.00%, 10/1/30	1,000,000	1,026,000
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care, 6.25%, 2/1/35	1,000,000	833,390
State Economic Development Financing Authority, Allegheny Energy Supply Company, 7.00%, 7/15/39	1,000,000	1,069,610

		3,929,520

Puerto Rico — 1.7%
Revenue Bond — 1.7%
Puerto Rico Electric Power Authority, Series UU (CIFG), 4.25%, 7/1/27	1,500,000	1,379,400

South Carolina — 6.0%
Revenue Bonds — 4.3%
Environmental Improvement, Georgetown County, International Paper, Series A (AMT), 5.55%, 12/1/29	650,000	643,324
State Educational Facilities Authority, Wofford College, Series A, 4.50%, 4/1/30	750,000	743,257
State Jobs Economic Development Authority, Hospital Facilities, Palmetto Health,
6.13%, 8/1/23, Series A	250,000	256,608
6.38%, 8/1/34, Series C (Pre-refunded 8/1/13 @ 100) ¯	40,000	44,524
State Public Service Authority, Santee Cooper, Series A (NATL), 5.00%, 1/1/30	1,800,000	1,875,240

		3,562,953

General Obligation — 1.7%
State Infrastructure, Series A, 3.00%, 10/1/24	1,370,000	1,361,903

		4,924,856

South Dakota — 7.5%
Revenue Bonds — 7.5%
City of Deadwood, Sales Tax, Series B, 6.25%, 12/1/28 ¥	1,300,000	1,374,425
Sioux Falls Health Facilities, Dow Rummel Village Project, Series A (Pre-refunded 11/15/12 @ 100), 6.63%, 11/15/23 ¯	620,000	661,404
State Economic Development Finance Authority, Pooled Loan Program, Davis Family (AMT), 6.00%, 4/1/29	1,000,000	1,020,750
State Economic Development Finance Authority, Pooled Loan Program, McEleeg, Series B (AMT), 5.95%, 4/1/24	2,000,000	2,066,300
State Health & Educational Facilities Authority, Vocational Education Program (AGC), 5.50%, 8/1/38	1,000,000	1,053,610

		6,176,489

The accompanying notes are an integral part of the financial statements.

12	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

American Municipal Income Portfolio (XAA)

DESCRIPTION	PAR/ SHARES	FAIR VALUE ¶

Tennessee — 4.9%
Revenue Bonds — 1.6%
Johnson City Health and Educational Facilities, Mountain States Health, Series A (Pre-refunded 7/1/12 @ 103), 7.50%, 7/1/33 ¯	$1,000,000	$1,076,630
Shelby County Health, Educational and Housing Facility Board, Methodist Healthcare (Pre-refunded 9/1/12 @ 100), 6.50%, 9/1/21 ¯	240,000	254,654

		1,331,284

General Obligation — 3.3%
Shelby County, 5.00%, 4/1/20	2,250,000	2,694,713

		4,025,997

Texas — 16.7%
Revenue Bonds — 9.3%
Abilene Health Facilities Development, Sears Methodist Retirement, Series A, 5.88%, 11/15/18	1,050,000	912,419
Houston Health Facilities Development, Retirement Facility, Buckingham Senior Living, Series A (Pre-refunded 2/15/14 @ 101), 7.00%, 2/15/26 ¯	1,500,000	1,743,810
North Texas Tollway Authority, First Tier, Series E-3 (Mandatory Put 1/1/16 @ 100), 5.75%, 1/1/38	500,000	576,995
North Texas Tollway Authority, Second Tier, Series F, 5.75%, 1/1/38	1,000,000	997,220
Tarrant County Cultural Education, Hendrick Medical Center Project, Series B (AGC), 5.25%, 9/1/26	1,250,000	1,321,262
Tarrant County Cultural Education, Northwest Senior Housing, Edgemere Project, Series A, 6.00%, 11/15/26 ¥	600,000	589,962
Travis County Health Facilities Development Authority, Retirement Facility, Querencia Barton Creek Project, ¥
5.50%, 11/15/25	200,000	178,204
5.65%, 11/15/35	1,600,000	1,335,984

		7,655,856

General Obligations — 7.4%
Grand Prairie Independent School District (PSFG), 5.85%, 2/15/26	40,000	40,154
Humble Independent School District, Series A (AGC), 5.25%, 2/15/22	1,000,000	1,157,830
Plano Independent School District, Series A, 5.25%, 2/15/34	3,500,000	3,759,035
Round Rock Independent School District, 5.00%, 8/1/27	1,000,000	1,096,560

		6,053,579

		13,709,435

Washington — 6.9%
Revenue Bonds — 3.7%
Skagit County Public Hospital District, 6.00%, 12/1/23	900,000	922,887
State Health Care Facilities Authority, Central Washington Health Services, 6.25%, 7/1/24	2,000,000	2,107,240

		3,030,127

General Obligation — 3.2%
State Various Purpose, Series 2011-A, 5.00%, 8/1/30	2,300,000	2,592,261

		5,622,388

Total Municipal Long-Term Investments (Cost: $120,173,601)		123,809,652

Short-Term Investment — 0.1%
First American Tax Free Obligations Fund, Class Z, 0.002% W (Cost: $68,745)	68,745	68,745

Total Investments ▲ — 151.2% (Cost: $120,242,346)		123,878,397

Preferred Shares at Liquidation Value — (53.1)%		(43,500,000)

Other Assets and Liabilities, Net — 1.9%		1,556,172

Total Net Assets Applicable to Outstanding Common Shares — 100.0%		$81,934,569

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	13

Schedule of Investments	August 31, 2011

American Municipal Income Portfolio (XAA)

¶	Securities are valued in accordance with procedures described in note 2 in Notes to Financial Statements.

¯	Pre-refunded issues are typically backed by U.S. Government obligations, which secure the timely payment of principal and interest. These bonds mature at the call date and price indicated.

¥	Security considered illiquid. As of August 31, 2011, the fair value of these investments was $9,504,536 or 11.6% of total net assets applicable to outstanding common shares. See note 2 in Notes to Financial Statements.

°	Zero coupon bonds make no periodic interest payments, but are issued at deep discounts from par value. The rate shown is the effective yield as of August 31, 2011.

X	Convertible CAB initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bond starts to accrue and pay interest on a semiannual basis until final maturity.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of August 31, 2011.

▲	On August 31, 2011, the cost of investments for federal income tax purposes was $120,262,971. The aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$6,225,666
Gross unrealized depreciation	(2,610,240)

Net unrealized appreciation	$3,615,426

ACA–ACA Financial Guaranty Corporation

AGC–Assured Guaranty Corporation

AGM–Assured Guaranty Municipal Corporation

AMBAC–American Municipal Bond Assurance Corporation

AMT–Alternative Minimum Tax. As of August 31, 2011, the aggregate fair value of securities subject to the AMT was $11,972,573, which represents 14.6% of total net assets applicable to common shares.

CAB–Captial Appreciation Bond

CIFG–CDC IXIS Financial Guaranty

CMI–California Mortgage Insurance Program

FGIC–Financial Guaranty Insurance Corporation

FHA–Federal Housing Administration

FMHA–Farmers Home Administration

FNMA–Federal National Mortgage Association

NATL–National Public Finance Guarantee Corporation

PSFG–Permanent School Fund Guaranteed

VA–Veterans Administration

The accompanying notes are an integral part of the financial statements.

14	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

Statement of Assets and Liabilities	August 31, 2011

Assets:
Unaffiliated investments, at fair value (Cost: $120,173,601) (note 2)	$123,809,652
Affiliated money market fund, at fair value (Cost: 68,745) (note 5)	68,745
Receivable for accrued interest	1,717,576
Prepaid expenses and other assets	44,809

Total assets	125,640,782

Liabilities:
Payable for preferred share distributions (note 3)	1,307
Payable for investment advisory fees	37,219
Payable for administration fees	21,268
Payable for audit fees	36,435
Payable for legal fees	12,782
Payable for remarketing agent fees	84,583
Payable for transfer agent fees	9,084
Payable for other expenses	3,535

Total liabilities	206,213

Preferred shares, at liquidation value (note 3)	43,500,000

Net assets applicable to outstanding common shares	$81,934,569

Net assets applicable to outstanding common shares consist of:
Common shares and additional paid-in capital	$80,009,101
Undistributed net investment income	640,621
Accumulated net realized loss on investments	(2,351,204)
Net unrealized appreciation of investments	3,636,051

Net assets applicable to outstanding common shares	$81,934,569

Net asset value and market price of common shares:
Net assets applicable to outstanding common shares	$81,934,569
Common shares outstanding (authorized 200 million shares of $0.01 par value)	5,756,267
Net asset value per share	$14.23
Market price per share	$13.60

Liquidation preference of preferred shares (note 3):
Net assets applicable to preferred shares	$43,500,000
Preferred shares outstanding (authorized one million shares)	1,740
Liquidation preference per share	$25,000

The accompanying notes are an integral part of the financial statements.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	15

Statement of Operations	For the year ended August 31, 2011

Investment Income:
Interest from unaffiliated investments	$6,707,607
Dividends from affiliated money market fund	35

Total investment income	6,707,642

Expenses (note 5):
Investment advisory fees	429,408
Administration fees	245,376
Remarketing agent fees	110,172
Custodian fees	6,389
Postage and printing fees	25,954
Transfer agent fees	31,371
Listing fees	23,750
Directors’ fees	81,532
Legal fees	33,647
Audit fees	38,504
Insurance fees	13,970
Pricing fees	7,353
Other expenses	42,222

Total expenses	1,089,648

Less: Fee reimbursements (note 5)	(746)

Total net expenses	1,088,902

Net investment income	5,618,740

Net realized and unrealized gains (losses) on investments (notes 2 and 4):
Net realized loss on investments	(13,937)
Net change in unrealized appreciation or depreciation of investments	(2,878,352)

Net loss on investments	(2,892,289)

Distributions to preferred shareholders (note 2):
From net investment income	(154,037)

Net increase in net assets applicable to outstanding common shares resulting from operations	$2,572,414

The accompanying notes are an integral part of the financial statements.

16	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

Statements of Changes in Net Assets

	Year Ended 8/31/11	Year Ended 8/31/10
Operations:
Net investment income	$5,618,740	$5,723,028
Net realized loss on:
Investments	(13,937)	(140,928)
Futures contracts	—	(1,317)
Net change in unrealized appreciation or depreciation of investments	(2,878,352)	9,995,681
Distribution to preferred shareholders from net investment income (note 2)	(154,037)	(177,445)

Net increase in net assets applicable to outstanding common shares resulting from operations	2,572,414	15,399,019

Distributions to common shareholders (note 2):
From net investment income	(5,497,235)	(5,655,532)

Total increase (decrease) in net assets applicable to outstanding common shares	(2,924,821)	9,743,487

Net assets applicable to outstanding common shares at beginning of period	84,859,390	75,115,903

Net assets applicable to outstanding common shares at end of period	$81,934,569	$84,859,390

Undistributed net investment income	$640,621	$673,154

The accompanying notes are an integral part of the financial statements.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	17

Financial Highlights

Per-share data for an outstanding common share throughout each period and selected information for each period are as follows:

	Year Ended August 31,
	2011	2010	2009	2008	2007
Per-Share Data
Net asset value, common shares, beginning of period	$14.74	$13.05	$13.55	$14.40	$15.46

Operations:
Net investment income	0.98	0.99	0.99	0.96	1.02
Net realized and unrealized gain (losses) on investments and futures contracts	(0.50)	1.71	(0.55)	(0.54)	(0.82)
Distributions to preferred shareholders:
From net investment income	(0.03)	(0.03)	(0.13)	(0.21)	(0.25)
From net realized gain (loss) on investments	—	—	—	(0.08)	(0.03)

Total from operations	0.45	2.67	0.31	0.13	(0.08)

Distributions to common shareholders:
From net investment income	(0.96)	(0.98)	(0.81)	(0.75)	(0.86)
From net realized gain on investments	—	—	—	(0.23)	(0.12)

Total distributions to common shareholders	(0.96)	(0.98)	(0.81)	(0.98)	(0.98)

Net asset value, common shares, end of period	$14.23	$14.74	$13.05	$13.55	$14.40

Market value, common shares, end of period	$13.60	$14.89	$12.37	$12.84	$14.74

Selected Information
Total return, common shares, net asset value [1]	3.47%	21.27%	3.13%	0.95%	(0.72)%
Total return, common shares, market value [2]	(1.97)%	29.07%	4.11%	(6.22)%	2.56%
Net Assets applicable to outstanding common shares at end of period (in millions)	$82	$85	$75	$78	$83
Ratio of expenses to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	1.38%	1.27%	1.37%	1.28%	1.18%
Ratio of expenses to average weekly net assets applicable to outstanding common shares after fee reimbursements [3]	1.37%	1.26%	1.37%	1.28%	1.17%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements [3]	7.09%	7.15%	8.37%	6.87%	6.67%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares after fee reimbursements [3]	7.10%	7.16%	8.37%	6.87%	6.68%
Portfolio turnover rate	9%	10%	22%	71%	24%
Net assets applicable to remarketed preferred shares, end of period (in millions)	$44	$44	$44	$44	$44
Asset coverage per remarketed preferred share (in thousands) [4]	$72	$74	$68	$70	$73
Liquidation preference and market value per remarketed preferred share (in thousands)	$25	$25	$25	$25	$25

[1]	Assumes reinvestment of distributions at net asset value.
[2]	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
[3]	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.
[4]	Represents net assets applicable to outstanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.

The accompanying notes are an integral part of the financial statements.

18	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

Notes to Financial Statements

(1)	Organization

American Municipal Income Portfolio Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests primarily in a diverse range of municipal securities that, at the time of purchase, are rated investment grade or are unrated and deemed to be of comparable quality by Nuveen Asset Management, LLC (“NAM”). The fund may invest up to 20% of its total assets in municipal securities that, at the time of purchase, are rated lower than investment grade or are unrated and deemed to be of comparable quality by NAM. Municipal securities in which the fund invests may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions. The fund’s investments also may include repurchase agreements, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2)	Summary of Significant Accounting Policies

Security Valuations

Security valuations for the fund’s investments are furnished generally by an independent pricing service that has been approved by the fund’s board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service that has been approved by the fund’s board of directors. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates fair value. Investments in open-end funds are valued at their respective net asset values on the valuation date.

The following investment vehicles, when held by the fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by the fund’s investment advisor, U.S. Bancorp Asset Management, Inc. (“USBAM”), on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities, indices, and currencies traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices, are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors. Some of the factors that may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing. As of August 31, 2011, the fund held no internally fair valued securities.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	19

Notes to Financial Statements

Generally accepted accounting principles (“GAAP”) require disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or technique. These principles establish a three-tier fair value hierarchy for inputs used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities for which there is limited or no observable fair value inputs available, and as such the fair value is determined through independent broker quotations or management’s fair value procedures established by the fund’s board of directors.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

As of August 31, 2011, the fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
Municipal Long-Term Investments	$—	$123,809,652	$—	$123,809,652
Short-Term Investments	68,745	—	—	68,745

Total Investments	$68,745	$123,809,652	$—	$123,878,397

Refer to the Schedule of Investments for further security classification.

During the fiscal year ended August 31, 2011, the fund recognized no transfers between fair value levels.

Security Transactions and Investment Income

For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of bond premiums, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The resulting gain/loss is calculated as the difference between the sales price and the underlying cost of the security on the transaction date.

Distributions to Shareholders

Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common share distributions are recorded as of the close of business on the ex-dividend date and preferred share dividends are accrued daily. Net realized gain distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund’s dividend reinvestment plan, reinvested in additional common shares of the fund. Under the dividend reinvestment plan, common shares will be purchased in the open market.

Federal Taxes

The fund intends to continue to qualify as a regulated investment company (“RIC”) as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

As of August 31, 2011, the fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable taxing authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

20	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to deferred straddle losses. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period in which the differences arise.

On the Statement of Assets and Liabilities, the following reclassifications were made:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Losses)
$1	$(1)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the fund.

The character of common and preferred share distributions paid during the fiscal years ended August 31, 2010 and August 31, 2011, were as follows:

	8/31/11	8/31/10
Distributions paid from:
Tax exempt income	$5,644,035	$5,819,123
Ordinary income	9,198	13,652

	$5,653,233	$5,832,775

As of August 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$6,792
Undistributed tax-exempt income	640,323
Accumulated capital and post-October losses	(2,330,580)
Unrealized appreciation	3,615,426
Other accumulated loss	(6,493)

Accumulated earnings	$1,925,468

For federal income tax purposes, the fund had capital loss carryovers at August 31, 2011, which if not offset by subsequent capital gains, will expire on the fund’s fiscal year-ends as follows:

Capital Loss Carryover	Expiration
$732,181	2017
1,496,362	2018
79,991	2019

$2,308,534

The fund incurred losses of $22,046 for the period from November 1, 2010 to August 31, 2011. As permitted by tax regulations, the fund intends to elect to defer and treat those losses as arising in the fiscal year ended August 31, 2012.

Derivatives

The fund may invest in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. The fund’s investment objective allows the fund to enter into various types of derivative contracts, including, but not limited to, futures contracts, options on futures contracts, options, and interest rate swaps, caps, and floors. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements that may expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. As of August 31, 2011, the fund had no outstanding derivative contracts.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	21

Notes to Financial Statements

Futures Transactions

In order to protect against changes in interest rates, the fund may buy and sell interest rate futures contracts. Upon entering into a futures contract, the fund is required to deposit cash or pledge U.S. Government securities. The margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the fund’s basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the fund’s Statement of Assets and Liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the period will be recognized as capital gains (losses) for federal income tax purposes. As of August 31, 2011, the fund had no outstanding futures contracts.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund’s net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 2011, the fund had no outstanding when-issued or forward-commitment securities.

In connection with the ability to purchase securities on a when-issued basis, the fund may also enter into dollar rolls in which the fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. As an inducement for the fund to “rollover” its purchase commitments, the fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. Dollar rolls are considered a form of leverage. As of August 31, 2011, the fund had no dollar roll transactions.

Illiquid or Restricted Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the security is valued by the fund. Illiquid securities may be valued under methods approved by the fund’s board of directors as reflecting fair value. Illiquid securities may include restricted securities, which are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on resale.

22	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

As of August 31, 2011, the fund held 15 illiquid securities, the fair value of which was $9,504,536, which represents 11.6% of total net assets applicable to outstanding common shares. As of August 31, 2011, there were no restricted securities. Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Par	Date Acquired	Cost Basis
City of Deadwood, Sales Tax, Series B, 6.25%, 12/1/28	$1,300,000	06/09	$1,279,674
North Central Regional Water System, 5.00%, 1/1/37	1,000,000	12/06	997,128
State Development Financing Agency, Adventcare Project, Series A, 6.75%, 10/15/37	650,000	10/07	648,394
State Development Financing Agency, Adventcare Project, 7.63%, 10/15/37	880,000	07/10	867,597
State Development Financing Agency, Senior Living Facility, Groves — Lincoln, Series A, 7.88%, 6/1/44	1,000,000	11/09	985,536
State Finance Authority, Capital Appreciation, Clare Water Tower, Series B, Zero Coupon Bond, 15.33%, 5/15/50	187,500	11/05	5,276
State Finance Authority, Clare Water Tower, Series A, 6.00%, 5/15/28	437,500	11/05	605,292
State Finance Authority, Landing at Plymouth Place Project, Series A, 6.00%, 5/15/37	700,000	11/05	696,331
State Finance Authority, Three Crowns Park Plaza, Series A, 5.88%, 2/15/26	500,000	12/08	356,727
State Finance Authority, Retirement Community, Friendship Haven Project, Series A, 6.13%, 11/15/32	800,000	11/04	779,046
Tarrant County Cultural Education, Northwest Senior Housing, Edgemere Project, Series A, 6.00%, 11/15/26	600,000	04/06	613,400
Travis County Health Facilities Development Authority, Retirement Facility, Querencia Barton Creek Project, 5.50%, 11/15/25	200,000	10/05	195,194
Travis County Health Facilities Development Authority, Retirement Facility, Querencia Barton Creek Project, 5.65%, 11/15/35	1,600,000	09/05	1,144,084
Ventura County Area Housing Authority, Mira Vista Senior Apartments, Series A (AMBAC) (AMT), 5.00%, 12/1/22	100,000	07/06	100,000
Worthington Housing Authority, Meadows Worthington Project, Series A, 5.25%, 11/1/28	675,000	05/07	675,000

Inverse Floaters

As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate (“inverse floaters”). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters may provide investment leverage. The market values of inverse floaters will generally be more volatile than those of fixed-rate, tax-exempt securities. Therefore, to the extent the fund invests in inverse floaters, the net asset value of the fund’s shares may be more volatile than if the fund did not invest in such securities. As of August 31, 2011, the fund had no outstanding investments in inverse floaters.

Repurchase Agreements

For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. Government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund’s custodian bank until maturity of the repurchase agreement. All agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. As of August 31, 2011, the fund had no outstanding repurchase agreements.

Deferred Compensation Plan

Prior to January 1, 2011, non-interested directors of the First American Family of Funds were able to defer receipt of part or all of their annual compensation under a Deferred Compensation Plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of open-end First American Funds, as designated by each director. The Plan was terminated effective December 31, 2010. All amounts held in the

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	23

Notes to Financial Statements

Plan are 100% vested and outstanding account balances under the Plan are obligations of the funds into which amounts were deferred. Deferred amounts remain in the funds until distributed in accordance with the Plan.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from these estimates.

Events Subsequent to Fiscal Year End

Management has evaluated fund related events and transactions that occurred subsequent to August 31, 2011, through the date of issuance of the fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the fund’s financial statements.

(3)	Remarketed Preferred Shares

As of August 31, 2011, the fund had 1,740 remarketed preferred shares (870 shares in Class “T” and 870 shares in Class “TH”) (“RP® shares”) outstanding with a liquidation preference of $25,000 per share. The dividend rate on the RP® shares is adjusted every seven days (on Tuesdays for Class “T” and on Thursdays for Class “TH”), as determined by the remarketing agent, Merrill Lynch & Co. Inc (the “Remarketing Agent”).

Normally, the dividend rates on the RP® shares are set at the market clearing rate determined through a remarketing process that brings together bidders who wish to buy RP® shares and holders of RP® shares who wish to sell. Since February 14, 2008, however, sell orders have exceeded bids and the regularly scheduled remarketings for the fund’s RP® shares have failed. When a remarketing fails, the fund is required to pay the maximum applicable rate on the RP® shares to holders of such shares for successive dividend periods until such time as the shares are successfully remarketed. The maximum applicable rate on the RP® shares is 110% of the higher of (1) the applicable AA Composite Commercial Paper Rate or (2) 90% of the Taxable Equivalent of the Short-Term Municipal Bond Rate.

During any dividend period, the maximum applicable rate may be higher than the dividend rate that would have been set had the remarketing been successful. This increases the fund’s cost of leverage and reduces the fund’s common share earnings. On August 31, 2011, the maximum applicable rates were 0.27% for Class “T” and 0.32% for Class “TH”.

In the event of a failed remarketing, holders of RP® shares will continue to receive dividends at the maximum applicable rate, but generally will not be able to sell their shares until the next successful remarketing. There is no way to predict when or if future remarketings might succeed in attracting sufficient buyers for the shares offered.

RP® is a registered trademark of the Remarketing Agent.

(4)	Investment Security Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended August 31, 2011, aggregated $11,331,160 and $11,086,572, respectively.

(5)	Fees and Expenses

Investment Advisory Fees

Pursuant to an investment advisory agreement, USBAM, a subsidiary of U.S. Bank National Association (“U.S. Bank”), manages the fund’s assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides USBAM with a monthly investment advisory fee in an amount equal to an annualized rate of 0.35% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides investment advice and, in general, conducts the management and investment activities of the fund.

The fund may invest in related money market funds that are series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment advisor to both the fund and the related money market funds, USBAM will reimburse the fund an

24	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

amount equal to the investment advisory fee received from the related money market funds that is attributable to the assets of the fund. These reimbursements, if any, are disclosed as “Fee reimbursements” in the Statement of Operations.

NAM and Nuveen Fund Advisors, Inc. (“NFA”) each serve as investment sub-advisor to the fund pursuant to separate investment sub-advisory agreements with USBAM. NAM makes investment decisions for the fund, places purchase and sale orders for the fund’s portfolio transactions, and employs the fund’s portfolio managers and the securities analysts that provide research services relating to the fund. NFA provides certain other investment sub-advisory services to the fund, including assisting in the supervision of the fund’s investment program, risk monitoring, managing the forms and level of leverage employed by the fund, assisting in dividend and distribution level determinations, providing tax advice on issues arising in connection with management of the fund’s portfolio, and assisting with pricing of the fund’s portfolio securities. USBAM pays monthly fees to NAM and NFA for the services provided under their respective sub-advisory agreements with USBAM. USBAM pays NAM and NFA a monthly fee at an annual rate of 0.25% and 0.05%, respectively, based upon average weekly net assets.

Administration Fees

USBAM serves as the fund’s administrator pursuant to an administration agreement between USBAM and the fund. Under this agreement, USBAM receives a monthly administration fee in an amount equal to an annualized rate of 0.20% of the fund’s average weekly net assets including preferred shares. For its fee, USBAM provides numerous services to the fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services.

Pursuant to a sub-administration agreement between USBAM and NFA, USBAM also pays NFA an annual fee, calculated weekly and paid monthly, equal to 0.05% of the average weekly net assets of the fund for certain administrative and other services that NFA provides to the fund.

Remarketing Agent Fees

The fund has entered into a remarketing agreement with the Remarketing Agent. The remarketing agreement provides the Remarketing Agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund’s average amount of RP® outstanding. For its fee, the Remarketing Agent will remarket shares of RP® tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

Custodian Fees

U.S. Bank serves as the fund’s custodian pursuant to a custodian agreement with the fund. The custodian fee charged to the fund is equal to an annual rate of 0.005% of average weekly net assets, including preferred shares. These fees are computed weekly and paid monthly.

Under this agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund’s custodian expenses. These credits, if any, are disclosed as “Indirect payments from custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which will increase the fund’s custodian expenses. For the year ended August 31, 2011, custodian fees were increased by $255 as a result of overdrafts and were not reduced as a result of interest earned.

Other Fees and Expenses

In addition to the investment advisory, administrative, remarketing agent, and custodian fees, the fund is responsible for paying most other operating expenses, including: outside directors’ fees and expenses, listing fees, postage and printing of shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, pricing, interest, taxes, and other miscellaneous expenses. For the year ended August 31, 2011, legal fees and expenses of $6,670 were paid to a law firm of which an Assistant Secretary of the fund is a partner.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	25

Notes to Financial Statements

Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds, or a combination of both methods.

(6)	Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(7)	New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2)	for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

(8)	Nuveen Aquisition

On December 31, 2010, USBAM and its parent company, U.S. Bank, sold a portion of USBAM’s asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was that part of USBAM’s asset management business that advised the First American equity, fixed income, and asset allocation open-end funds, not including the First American money market funds or the First American closed-end funds (the “Closed-End Funds”). USBAM continues to serve as investment advisor to the First American money market funds and the Closed-End Funds.

On October 7, 2010, the Closed-End Funds’ board of directors considered and approved new investment subadvisory agreements between USBAM and each of NAM and NFA, under which NAM and NFA provide certain investment advisory services to the Closed-End Funds. The sub-advisory agreements were submitted to their respective fund’s shareholders for their approval and took effect on January 1, 2011. There were no changes in the funds’ investment objectives, policies, or expenses as a result of the sub-advisory arrangements between USBAM and NAM and NFA. Douglas J. White, CFA of Nuveen, continues to serve as lead portfolio manager of American Municipal Income Portfolio.

(9)	Regulated Investment Company Modernization Act

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) became effective. The Modernization Act is the first major piece of legislation affecting RICs since 1986, and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under preenactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

26	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

Notice to Shareholders	(unaudited)

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It’s a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Computershare Trust Company, N.A. (“Computershare”), the plan agent.

Eligibility/Participation

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name or another name, ask the holder of your shares how you may participate.

If you are a beneficial owner and wish to join the plan, you must contact your bank, broker or other nominee to arrange participation in the plan on your behalf.

Alternatively, if you are a beneficial owner of our common stock, you may simply request that the number of shares of our common stock you wish to enroll in the plan be re-registered by the bank, broker or other nominee in your own name as record stockholder. You can then directly participate in the plan as described above. You should contact your bank, broker or nominee for information on how to re-register your shares.

Plan Administration

Beginning no more than three business days before the dividend payment date, Computershare will buy shares of the fund on the New York Stock Exchange or elsewhere on the open market.

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund’s net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since Computershare fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

Computershare maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by Computershare in noncertificated form in your name.

Tax Information

Distributions invested in additional shares of the fund are subject to income tax, to the same extent as if received in cash. Shareholders, as required by the Internal Revenue Service, will receive a Form 1099-DIV regarding the federal tax status of the prior year’s distributions.

Plan Withdrawal

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Computershare or by calling Computershare at 800.426.5523. If your shares are registered in your brokerage firm’s name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received before the record date, all future distributions will be paid directly to the shareholder of record.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	27

Notice to Shareholders	(unaudited)

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

Plan Amendment/Termination

The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI, 02940-3078, 800.426.5523.

TAX INFORMATION

The following per-share information describes the federal tax treatment of distributions made during the fiscal period. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for information purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

Common Share Income Distributions

(the fund designates income from tax-exempt securities, 99.84% qualifying as exempt-interest dividends)

Payable Date	Amount
September 22, 2010	$0.0825
October 20, 2010	0.0825
November 17, 2010	0.0825
December 15, 2010	0.0800
January 12, 2011	0.0800
February 16, 2011	0.0800
March 23, 2011	0.0800
April 20, 2011	0.0775
May 18, 2011	0.0775
June 22, 2011	0.0775
July 20, 2011	0.0775
August 24, 2011	0.0775

$0.9550

Preferred Share Income Distributions

(the fund designates income from tax-exempt securities, 99.84% qualifying as exempt-interest dividends)

Payable Date	Amount
Total class “T”	$88.65
Total class “TH”	$88.41

Shareholder Notification of Federal Tax Status:

The fund designates 0.00% of the ordinary income distributions during the fiscal period ended August 31, 2011 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 0.00% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2011 as qualifying dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Additional Information Applicable to Foreign Shareholders Only:

The percentage of taxable ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the fund was 1.80%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fund was 0.00%.

28	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities, is available without charge upon request by calling 800.677.3863 and on the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The fund’s Forms N-Q are available without charge (1) upon request by calling 800.677.3863 and (2) on the SEC’s website at www.sec.gov. In addition, you may review and copy the fund’s Forms N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 800.SEC.0330.

QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at FirstAmericanFunds.com on a quarterly basis. The fund will attempt to post such information within 10 business days of the calendar quarter-end.

CERTIFICATIONS

In January 2011, the fund’s Chief Executive Officer submitted to the New York Stock Exchange (“NYSE”) his annual certification required under Section 303A.12(a) of the NYSE corporate governance rules. The certifications of the fund’s Principal Executive Officer and Principal Financial Officer required pursuant to Rule 30a-2 under the Investment Company Act of 1940 were filed with the fund’s Form N-CSR filings and are available on the SEC’s website at www.sec.gov.

APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Directors of the Fund (the “Board”), which is comprised entirely of independent directors, oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund’s advisory agreement with U.S. Bancorp Asset Management, Inc. (“USBAM”). In addition to determining whether to renew the advisory agreement with USBAM (the “Agreement”), the Board is also responsible for determining whether to renew sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund.

At a meeting on June 21-22, 2011, the Board considered information relating to the Agreement, and information relating to USBAM’s sub-advisory agreements with Nuveen Asset Management, LLC (“NAM”) and Nuveen Fund Advisors, Inc. (“NFA”) (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). In advance of the meeting, the Board received materials relating to the Agreement and the Sub-Advisory Agreements (collectively, the “Agreements”) and had the opportunity to ask questions and request further information in connection with its consideration. The Board approved the Agreements through June 30, 2012.

In considering the Agreements, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of USBAM’s and the Sub-Advisors’ services to the Fund, (2) the investment performance of the Fund, (3) the profitability of USBAM and the Sub-Advisors related to the Fund, including an analysis of the cost of providing services and comparative expense information, and (4) other benefits that accrue to USBAM and the Sub-Advisors through their relationship with the Fund. When reviewing and approving investment company advisory contracts, boards of directors generally also consider the extent to which economies of scale will be realized as the investment company grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board determined, however, that because the Fund is a closed-end fund which, absent a secondary offering, will not issue additional shares, a consideration of economies of scale was not relevant to its evaluation of the Agreements. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreements.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	29

Notice to Shareholders	(unaudited)

Before approving the Agreements, the independent directors met in executive session with their independent counsel on numerous occasions to consider the materials provided by USBAM and the Sub-Advisors and the terms of the Agreements. Based on its evaluation of those materials, the Board concluded that the Agreements are fair and in the best interests of the Fund’s shareholders. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by USBAM to the Fund, and the nature, quality and extent of the services provided by the Sub-Advisors to the Fund. The Board reviewed NAM’s key personnel who provide investment management services to the Fund as well as the fact that NAM and NFA have the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions, subject to the supervision of USBAM and review by the Board. The Board further considered that NAM and NFA’s duties with respect to the Fund include investment research and security selection, and adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940.

The Board considered USBAM’s responsibilities with respect to the Fund, which include monitoring the performance of the Sub-Advisors and various organizations providing services to the Fund, including the Fund’s sub-administrator, transfer agent, remarketing agent and custodian. Finally, the Board considered USBAM’s representation that the services provided by USBAM under the Agreement are the type of services customarily provided by investment advisors in the fund industry.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, quality and extent of the services provided by USBAM and the Sub-Advisors under the Agreements.

Investment Performance of the Fund

The Board considered the performance of the Fund on a gross-of-expenses basis, including how the Fund performed versus the median performance of a group of comparable funds selected by an independent data service (the “performance universe”) and how the Fund performed versus its benchmark index for the one-, three- and five-year periods ending February 28, 2011.

The Board noted that the Fund outperformed both its performance universe median and its benchmark index for all applicable periods. In light of the foregoing, the Board concluded it would be in the interest of the Fund and its shareholders to renew the Agreements.

Costs of Services and Profits Realized by USBAM

The Board reviewed USBAM’s costs in serving as the Fund’s investment manager, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered the profitability of USBAM and its affiliates resulting from their relationship with the Fund. The Board compared fee and expense information for the Fund to fee and expense information for comparable funds managed by other advisors. The Board also reviewed advisory fees for other funds advised or sub-advised by USBAM and for other accounts managed by USBAM.

Using information provided by an independent data service, the Board also evaluated the Fund’s advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and the Fund’s total expense ratio compared to the median total expense ratio after waivers of comparable funds. The Board noted that the Fund’s advisory fee was lower than the peer group median advisory fee and that the Fund’s total expense ratio was lower than its peer group median total expense ratio. The Board concluded that the Fund’s advisory fee and total expense ratio are reasonable in light of the services provided.

Other Benefits to USBAM

In evaluating the benefits that accrue to USBAM through its relationship with the Fund, the Board noted that USBAM and certain of its affiliates serve the Fund in various capacities, including as investment advisor, administrator and custodian, and receive compensation from the Fund in connection with providing services to the Fund. The Board

30	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

considered that each service provided to the Fund by USBAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the Agreement and the Sub-Advisory Agreements was in the interest of the Fund and its shareholders.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	31

Notice to Shareholders	(unaudited)

Directors and Officers of the Fund

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director†
Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 1998	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future FreightTM, a logistics/supply chain company; Director, Towne Airfreight; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since September 2003	Investment consultant and non-profit board member; Board Chair, United Educators Insurance Company	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
John P. Kayser P.O. Box 1329 Minneapolis, MN 55440-1329 (1949)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since October 2006.	Retired	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Chair; Director	Chair term three years. Directors serve for a one-year term that expires at the next annual meeting of shareholders. Chair of XAA since January 2011; Director of XAA since August 1998	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; non-profit board member since 2005	First American Funds Complex: 10 registered investment companies, including 14 portfolios	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal)
Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Vice Chair; Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Vice Chair of XAA since January 2011; Director of XAA since August 1998	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a corporation engaged in strategic planning, operations management, government relations, transportation planning, and public relations; Chairman, ExcensusTM, LLC, a demographic planning and application development firm	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Directors serve for a one-year term that expires at the next annual meeting of shareholders. Director of XAA since August 2001	Owner and President, Jim Wade Homes, a homebuilding company	First American Funds Complex: 10 registered investment companies, including 14 portfolios	None
†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

32	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

Officers

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joseph M. Ulrey III U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1958)*	President	Re-elected by the Board annually; President of XAA since January 2011	Chief Executive Officer, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.
Eric J. Thole U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1972)*	Vice President	Re-elected by the Board annually; Vice President of XAA since January 2011	Head of Treasury, Technology, and Operations, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Director of Investment Operations, U.S. Bancorp Asset Management, Inc.
Jill M. Stevenson U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Treasurer	Re-elected by the Board annually; Treasurer of XAA since January 2011; Assistant Treasurer of XAA from September 2005 through December 2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.
Ruth M. Mayr U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of XAA since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.
Carol A. Sinn U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of XAA since January 2011	Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.
Richard J. Ertel U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Secretary	Re-elected by the Board annually; Secretary of XAA since January 2011; Assistant Secretary of XAA from June 2006 through December 2010 and from June 2003 through August 2004	General Counsel, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.
James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of XAA since December 2004; Secretary of XAA from June 2002 through December 2004; Assistant Secretary of XAA from September 1999 through June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
James R. Arnold U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of XAA since January 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC
*	Messrs. Ulrey, Thole, and Ertel, and Mses. Stevenson, Mayr, and Sinn are each officers and/or employees of U.S. Bancorp Asset Management, Inc., which serves as investment adviser and administrator for the fund. Mr. Arnold is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp.

AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT	33

First American Funds’ Privacy Policy

We want you to understand what information we collect and how it’s used.

“Nonpublic personal information” is nonpublic information that we obtain while providing financial products or services to you.

How we collect your information

We obtain nonpublic information about you during the account opening process from the applications and other forms you are asked to complete and from the transactions you make with us. We may also receive nonpublic information about you from companies affiliated with us or from other companies that provide services to you. We do not use nonpublic information received from our affiliates for marketing purposes.

Why we collect your information

We gather nonpublic personal information about you and your accounts so that we can:

•	Know who you are and prevent unauthorized access to your information.
•	Comply with the laws and regulations that govern us.

The types of information we collect

We may collect the following nonpublic personal information about you:

•	Information about your identity, such as your name, address, and social security number.
•	Information about your transactions with us.
•	Information you provide on applications, such as your beneficiaries and banking information, if provided to us.

Confidentiality and security

To protect nonpublic personal information about you, we restrict access to such information to only those employees and authorized agents who need to use the information. We maintain physical, electronic, and procedural safeguards to maintain the confidentiality and security of nonpublic information about you. In addition, we require our service providers to restrict access to nonpublic personal information about you to those employees who need that information in order to provide products or services to you. We also require them to maintain physical, electronic, and procedural safeguards that comply with applicable federal standards and regulations to guard your information.

What information we disclose

We may share some or all of the nonpublic personal information that we collect about you with our affiliated providers of financial services, including our family of funds and their advisor, and with companies that perform marketing services on our behalf.

We’re permitted by law to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to affiliated and nonaffiliated third parties to assist us in servicing your account (e.g., mailing of fund-related materials) and to government entities (e.g., IRS for tax purposes).

We’ll continue to adhere to the privacy policies and practices described here even after your account is closed or becomes inactive.

Additional rights and protections

You may have other privacy protections under applicable state laws. To the extent that these state laws apply, we will comply with them when we share information about you. This privacy policy does not apply to your relationship with other financial service providers, such as broker-dealers. We may amend this privacy notice at any time, and we will inform you of changes as required by law.

Our pledge applies to products and services offered by

• First American Funds, Inc. • American Strategic Income Portfolio Inc. • American Strategic Income Portfolio Inc. II • American Strategic Income Portfolio Inc. III • American Select Portfolio Inc.	• American Municipal Income Portfolio Inc. • Minnesota Municipal Income Portfolio Inc. • First American Minnesota Municipal Income Fund II, Inc. • American Income Fund Inc.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

34	AMERICAN MUNICIPAL INCOME PORTFOLIO	2011 ANNUAL REPORT

BOARD OF DIRECTORS

Leonard Kedrowski

Chairperson of American Municipal Income Portfolio

Owner and President of Executive and Management Consulting, Inc.

Joseph Strauss

Vice Chairperson of American Municipal Income Portfolio Owner and President of Strauss Management Company

Roger Gibson

Director of American Municipal Income Portfolio Director of Charterhouse Group, Inc.

Victoria Herget

Director of American Municipal Income Portfolio

Investment Consultant; Chair of United Educators Insurance Company; former Managing Director of Zurich Scudder Investments

John Kayser

Director of American Municipal Income Portfolio

Retired; former Principal of William Blair & Company, LLC

Richard Riederer

Director of American Municipal Income Portfolio Owner and Chief Executive Officer of RKR Consultants, Inc.

James Wade

Director of American Municipal Income Portfolio Owner and President of Jim Wade Homes

American Municipal Income Portfolio’s Board of Directors is comprised entirely of independent directors.

P.O. Box 1330

Minneapolis, MN 55440-1330

American Municipal Income Portfolio

2011 Annual Report

U.S. Bancorp Asset Management, Inc., is a wholly owned
subsidiary of U.S. Bank National Association, which is a
wholly owned subsidiary of U.S. Bancorp.

This document is printed on paper containing 10% postconsumer waste.

10/2011    0142-11    XAA-AR

Item 2—Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in this Item. During the period covered by this report, the registrant did not grant any waivers, including implicit waivers, from any provision of its code of ethics that apply to the registrant’s principal executive officer or principal financial officer. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert

The registrant’s Board of Directors has determined that John P. Kayser and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.

Item 4—Principal Accountant Fees and Services

(a)	Audit Fees—Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $28,754 in the fiscal year ended August 31, 2011 and $28,788 in the fiscal year ended August 31, 2010, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees—E&Y billed the registrant audit-related fees totaling $1,740 in the fiscal year ended August 31, 2011 and $2,396 in the fiscal year ended August 31, 2010, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees—E&Y billed the registrant fees of $5,491 in the fiscal year ended August 31, 2011 and $6,947 in the fiscal year ended August 31, 2010 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees—There were no fees billed by E&Y for other services to the registrant during the fiscal years ended August 31, 2011 and August 31, 2010.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Committee is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.

Although the Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)	All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $470,000 in the fiscal year ended August 31, 2011 and $343,952 in the fiscal year ended August 31, 2010.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of such audit committee are Roger A. Gibson, John P. Kayser, and Richard K. Riederer. Leonard W. Kedrowski, Chair of the Board of Directors, serves ex officio as a non-voting member of such committee.

(b)	Not applicable.

Item 6—Schedule of Investments

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, U.S. Bancorp Asset Management, Inc. (“USBAM”). The proxy voting policies and procedures of USBAM are as follows:

General Principles

USBAM is the investment adviser for the First American family of funds (the “Funds”) and for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon USBAM complete discretion to vote proxies. It is USBAM’s duty to vote proxies in the best interests of its clients. In voting proxies, USBAM also seeks to maximize total investment return for its clients.

In the event that USBAM contracts with another investment adviser to act as a sub-adviser for a Client Account, USBAM may delegate proxy voting responsibility to the sub-adviser. Where USBAM has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by USBAM.

USBAM’s Investment Practices Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for approving the proxy voting policies and procedures, and for oversight of the proxy activities of USBAM’s Operations Department. The Operations Department is responsible for exercising USBAM’s fiduciary duty to vote client proxies and record keeping requirements. USBAM’s Legal Department will fulfill the obligations of reporting under the federal securities laws.

Policies

USBAM has a fiduciary responsibility to vote proxies in the best interests of its clients. Because of the products that make up the core business of USBAM, the probability of USBAM receiving a proxy request is remote.

Procedures

A.	Proxy Voting and Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, USBAM recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S.

Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

USBAM will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. To minimize this risk, the IPC will discuss, in order to provide training, conflict avoidance at least annually to ensure that appropriate parties understand the actual and perceived conflicts of interest proxy voting may face.

If the Operations Department concludes that a material conflict exist for USBAM, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.	Obtaining instructions from the affected client(s) on how to vote the proxy;

2.	Disclosing the conflict to the affected client(s) and seeking their consent to permit USBAM to vote the proxy;

3.	Voting in proportion to the other shareholders; or

4.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest;

In addition to all of the above, employees of USBAM must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or Fund complex with regard to how USBAM should vote proxies. The Chief Compliance Officer, or his/her designee, will investigate the allegations and will report the findings to USBAM’s Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

When a proxy is received, it will be voted by the Head of Investments. To ensure USBAM has met its fiduciary duty to our clients, the Head of Investments will quarterly certify that:

•     There were no proxies received for the First American Open-Ended Mutual Funds (the “Funds”) during the quarter; or,

•     That the following is accurate of proxy voting occurring during the quarter:

-     No material conflict(s) of interest existed in connection with a proxy voted for any security held in the Funds;

-     Any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

-     A material conflict of interest occurred in connection with a proxy voted for a security held in the Funds. The certification will also require a description of the material conflict of interest.

•     If proxies were received and voted against Management recommendation. The certification will require documentation of the reasons for voting against Management recommendation.

B. Securities Lending

In order to generate incremental revenue, some clients may participate in U.S. Bank’s securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

Portfolio Managers and/or Analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and Analysts.

C. Proxy Voting for ERISA Clients

In the event that a proxy voting issue arises for an ERISA client, USBAM is prohibited from voting shares with respect to any issue advanced by a party in interest, such as U.S. Bancorp or any of the Funds.

D. Sub-Adviser Oversight

USBAM is responsible for oversight of the sub-advisers’ proxy voting activities related to Client Accounts. Consistent with its oversight responsibilities, USBAM has adopted the following sub-adviser oversight policies and procedures:

1. Prior to approval of any sub-advisory contract by the Board of Directors of the Funds or USBAM, as applicable, the IPC reviews the sub-adviser’s proxy voting policy to ensure that such policy is designed in the best interests of USBAM’ clients. Thereafter, at least annually, the IPC reviews and approves material changes to a sub-adviser’s policy.

2. On a quarterly basis, the Operations Department will request and review reports from each sub-adviser reflecting any overrides of its policy or conflicts of interest addressed during the previous quarter, and other matters the Operations Department deems appropriate. Any material issues arising from such review will be reported to the IPC and the Board of Directors of the Funds.

E. Proxy Voting Records

As required by Rule 204-2 of the Investment Company Act of 1940, USBAM shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from the adviser to either a written or oral request; and (5) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision.

Sub-adviser shall be responsible for making and retaining all proxy voting records required by the rule and shall provide them to USBAM upon request.

F. Review and Reports

The Operations Department shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-adviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the Operations Department. The schedule shall be reviewed at least annually.

The Operations Department will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

G. Vote Disclosure to Shareholders

USBAM shall disclose its proxy voting record on the Funds’ website at www.firstamericanfunds.com and/or on the SEC’s website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

First American Funds’ proxy voting policy and procedures will also be made available to the public via the website. No less frequently than annually, a member of the Operations Department will review the website and ensure that the current proxy policy is available on line for all advisers and sub-advisers of First American Funds.

USBAM’s institutional and separately managed account clients can contact their relationship manager for more information on USBAM’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and USBAM’s vote.

H. Form N-PX

USBAM will cause Form N-PX to be filed with the Securities and Exchange Commission, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

Failure to Comply

The Advisor strives to operate ethically and lawfully and requires all employees to conduct their activities in accordance with Advisor policies and applicable rules and regulations. The Advisor encourages and expects all employees to report any potential or suspected activities that may be considered fraudulent or illegal in nature, or could potentially damage the reputation of the Advisor and/or the Funds. Employees should report such activities to one of the individuals listed below.

USBAM/Fund Chief Compliance Officer

USBAM Chief Executive Officer

USBAM Legal Counsel

Employee’s immediate supervisor or other Advisor senior manager

USBAM does not tolerate any retaliatory action against any individual for good-faith reporting of ethics violations, illegal conduct, suspicious activity or other serious issues. Allegations of retaliation will be appropriately investigated and, if substantiated, appropriate disciplinary action will be taken, up to and including termination. Diligent enforcement of non-retaliation measures is vital to the success of the reporting process because employees must feel they can report problems without fear of reprisals. Employees may report suspected retaliation to USBAM/Fund Chief Compliance Officer; USBAM Chief Executive Officer; employee’s immediate supervisor or other senior manager, or to the USBAM Human Resource Contact.

Failure of an employee to comply with all policies, rules and regulations may lead to disciplinary action. Such actions may include: documenting the incident of non-compliance in the employee’s personnel file, a fine, suspension of trading privileges and termination of employment. Serious violations may result in monetary fines, censure, suspension or result in other sanctions including the loss of certain licenses.

Item 8—Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	Douglas J. White, CFA and Christopher L. Drahn co-manage the registrant’s portfolio. Each portfolio manager is employed by Nuveen Asset Management (“NAM”), the sub-adviser to the portfolio. Mr. White is primarily responsible for the day-to-day management of the registrant’s portfolio. Mr. Drahn assists with the management of the registrant’s portfolio.

Mr. White, Senior Vice President, Portfolio Manager, began working in the financial industry in 1983 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

Mr. Drahn, Senior Vice President, Portfolio Manager, began working in the financial industry in 1980 and joined NAM in January 2011. Prior to joining NAM, he worked for USBAM.

(a)(2)	The following table shows, as of the fiscal year ended August 31, 2011, the number of other accounts each portfolio manager managed within each of the following categories and the total assets in the accounts managed within each category. The table also shows the number of accounts and the total assets in the accounts, if any, with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts	Accounts Subject to Performance- Based Fee	Total Assets Subject to Performance- Based Fee
Douglas J. White	Registered Investment Company	8	$3.0 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	4	$32 million	0	$0

Christopher L. Drahn	Registered Investment Company	12	$2.9 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	4	$113 million	0	$0

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for the funds and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The fund’s portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on the fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the fund is determined by evaluating the fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a fund’s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the fund and the Other Accounts shown in the table above.

(a)(4)	The following table shows the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of the fiscal year ended August 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Registrant
Douglas J. White	$10,001 – $50,000
Christopher L. Drahn	$0

(b)	Not applicable.

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Neither the registrant nor any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), purchased any shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10—Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A, or this item.

Item 11—Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 are filed as exhibits hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Municipal Income Portfolio Inc.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III President

Date: October 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III President

Date: October 31, 2011

By:	/s/ Jill M. Stevenson
Jill M. Stevenson Treasurer

Date: October 31, 2011